PROSPECTUS SUPPLEMENT (Replaces in its entirety the Prospectus Supplement dated August 31, 2012)

(To Prospectus dated August 31, 2012)

Up to 500,000 Shares

John Hancock Investors Trust

Common Shares

John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives. The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

The Offering. John Hancock Funds, LLC (the “Distributor”) has entered into a dealer agreement, dated August 31, 2012, (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the common shares of beneficial interest (“Common Shares”) offered by this prospectus supplement (“Prospectus Supplement”) and the accompanying prospectus dated August 31, 2012 (the “Prospectus”). In accordance with the terms of the Dealer Agreement, the Fund may offer and sell its Common Shares, no par value, from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Sales of Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. In connection with the sale of the Common Shares on the Fund’s behalf, the Distributor may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Dealer may be deemed to be underwriting commissions or discounts.

Investment Strategy. The preponderance of the Fund’s assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. The Fund emphasizes corporate debt securities which pay interest on a fixed or contingent basis and which may possess certain equity features, such as conversion or exchange rights, warrants for the acquisition of the stock of the same or different issuers, or participations based on revenues, sales or profits. The Fund may invest up to 70% of its total assets in debt securities rated below investment grade, commonly called “junk bonds.” The Fund also may purchase preferred securities and may acquire common stock through the exercise of conversion or exchange rights acquired in connection with other securities owned by the Fund. The Fund may purchase mortgage-backed securities. The Fund will not acquire any additional preferred securities or common stock if as a result of that acquisition the value of all preferred securities and common stocks in the Fund’s portfolio would exceed 20% of its total assets. Up to 50% of the value of the Fund’s assets may be invested in restricted securities acquired through private placements. The Fund also may invest in repurchase agreements.

Investment Adviser and Subadviser. The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC.

Exchange listing. The Fund’s currently outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. As of August 29, 2012, the last reported sale price for the Common Shares was $24.26.

Leverage. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund currently utilizes leverage by borrowing pursuant to a credit facility agreement. See “—Other Investment Policies—Borrowing” in the accompanying Prospectus. In addition, the Fund may use leverage by borrowing from other financial institutions or through the issuance of preferred shares, reverse repurchase agreements or other leverage financing which, together with borrowings, may be in an amount equal to 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing, issuance or transaction. The Fund also may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of the Fund’s managed assets immediately after giving effect to the borrowing. The Fund’s leverage strategy may not be successful.

The Common Shares have traded both at a premium and a discount to net asset value (“NAV”). The Fund cannot predict whether Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act, generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV, which may increase investors’ risk of loss.

Investing in the Fund’s Common Shares involves certain risks. You could lose all or some of your investment. You should consider carefully these risks together with all of the other information contained in this Prospectus Supplement and the accompanying Prospectus before making a decision to purchase the Fund’s securities. See “Risk Factors” beginning on page 29 of the accompanying Prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined whether this Prospectus Supplement and the accompanying Prospectus are truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus Supplement and the accompanying Prospectus set forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus Supplement and the accompanying Prospectus, which contain important information, before deciding whether to invest in the Common Shares. You should retain this Prospectus Supplement and the accompanying Prospectus for future reference. A Statement of Additional Information (“SAI”), dated August 31, 2012, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into the accompanying Prospectus. The Table of Contents for the SAI is on page 56 of the accompanying Prospectus. A copy of the SAI may be obtained without charge by visiting the Fund’s website (www.jhfunds.com) or by calling 1-800-225-6020 (toll-free) or from the SEC’s website at www.sec.gov. Copies of the Fund’s annual report and semi-annual report and other information about the Fund may be obtained upon request by writing to the Fund, by calling 1-800-225-6020, or by visiting the Fund’s website at www.jhfunds.com. You also may obtain a copy of any information regarding the Fund filed with the SEC from the SEC’s website (www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus Supplement dated September 17, 2012

You should rely only on the information contained in, or incorporated by reference into, this Prospectus Supplement and the accompanying Prospectus in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement. The Fund is not making an offer to sell the Common Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus Supplement or the date of its description in the accompanying Prospectus.

Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Fund Expenses	13
Financial Highlights	15
Market and Net Asset Value Information	18
The Fund	19
Use of Proceeds	19
Investment Objectives	19
Investment Strategies	19
Risk Factors	29
Management of the Fund	40
Determination of Net Asset Value	43
Distribution Policy	43
Dividend Reinvestment Plan	44
Closed-End Fund Structure	45
U.S. Federal Income Tax Matters	46
Plan of Distribution	49
Description of Capital Structure	50
Certain Provisions in the Declaration of Trust and By-Laws	54
Reports to Shareholders	56
Independent Registered Public Accounting Firm	56
Additional Information	56
Table of Contents of the Statement of Additional Information	56
The Fund’s Privacy Policy	57

Until October 9, 2012 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver the Prospectus and this Prospectus Supplement. This requirement is in addition to the dealers’ obligation to deliver the Prospectus and this Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of securities the Fund holds, the price at which the Common Shares will trade in the public markets and other factors discussed in the Fund’s periodic filings with the SEC. Currently known risk factors that could cause actual results to differ materially from the Fund’s expectations include, but are not limited to, the factors described in the “Risks” section of the accompanying Prospectus. You are urged to review carefully those sections for a more detailed discussion of the risks of an investment in the Fund’s securities.

Although the Fund believes that the expectations expressed in the Fund’s forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in the Fund’s forward-looking statements. The Fund’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks” section of the accompanying Prospectus. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund’s ongoing obligations under the federal securities laws, the Fund does not intend, and the Fund undertakes no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the 1933 Act.

v

PROSPECTUS SUPPLEMENT SUMMARY

This is only a summary. You should review the more detailed information elsewhere in this prospectus supplement (“Prospectus Supplement”), the accompanying prospectus (the “Prospectus”), and in the Statement of Additional Information (the “SAI”) prior to making an investment in the Fund. See “Risk Factors” in the accompanying Prospectus.

The Fund	John Hancock Investors Trust (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations in January 1971 following an initial public offering.

Investment Objectives	The Fund’s primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The Offering

John Hancock Funds, LLC (the “Distributor”) has entered into a dealer agreement (the “Dealer Agreement”) with UBS Securities LLC (the “Dealer”) with respect to the Fund relating to the common shares of beneficial interest (the “Common Shares”) offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the Dealer Agreement, the Fund may offer and sell up to 500,000 Common Shares from time to time through the Dealer as sub-placement agent for the offer and sale of the Common Shares.

Offerings of the Common Shares will be subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common shares (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933 (the “1933 Act”), including sales made directly on the New York Stock Exchange (“NYSE”) or sales made to or through a market maker other than on an exchange. The Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a Prospectus and an accompanying Prospectus Supplement describing the method and terms of the offering of Common Shares.

Listing and Symbol	The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “JHI.” Any new Common Shares offered and sold hereby are expected to be listed on the NYSE and trade under this symbol. The net asset value of the Common Shares on August 29, 2012 was $20.08 per share. As of August 29, 2012, the last reported sale price for the Common Shares was $24.26.

Use of Proceeds	The Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

Investment Adviser and Subadviser	The Fund’s investment adviser is John Hancock Advisers, LLC (the “Adviser” or “JHA”) and its subadviser is John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “Subadviser”), formerly MFC Global Investment Management (U.S.), LLC and Sovereign Asset Management LLC. JHA, the Fund’s investment adviser, is an indirect wholly-owned subsidiary of Manulife Financial Corporation. The Adviser is responsible for overseeing the management of the Fund, including its day-to-day business operations and monitoring the Subadviser. As of June 30, 2012, the Adviser had total assets under management of approximately $20.7 billion.

The Subadviser is responsible for the day-to-day management of the Fund’s portfolio investments. The Subadviser, organized in 1968, is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial, a publicly held, Canadian-based company). As of June 30, 2012, the Subadviser had total assets under management of approximately $132.7 billion.

See “Management of the Fund—The Adviser” and “—The Subadviser” in the accompanying Prospectus.

Risk Factors	See “Risk Factors” beginning on page 29 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund’s Common Shares.

SUMMARY OF FUND EXPENSES

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. In accordance with SEC requirements, the table below shows the Fund’s expenses as a percentage of its average net assets as of April 30, 2012, and not as a percentage of total assets. By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets the Fund invests. See “Management of the Fund” and “Dividend Reinvestment Plan” in the accompanying Prospectus. The table and example are based on the Fund’s capital structure as of April 30, 2012.

Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	1.00	%(1)
Dividend Reinvestment Plan fees	None	(2)

Annual Expenses (Percentage of Net Assets Attributable to Common Shares)
Management fees (3)	0.82%
Interest payments on borrowed funds(4)	0.51%
Other expenses (5)	0.33%

Total Annual Expenses	1.66%

(1)	Represents the estimated commission with respect to the Fund’s Common Shares being sold in this offering. There is no guarantee that there will be any sales of the Fund’s Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund’s Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under “Capitalization” below. In addition, the price per share of any such sale may be greater or less than the price set forth under “Capitalization” below, depending on market price of the Fund’s Common Shares at the time of any such sale.
(2)	Participants in the Fund’s dividend reinvestment plan do not pay brokerage charges with respect to Common Shares issued directly by the Fund. However, whenever Common Shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested. Shareholders participating in the Plan may buy additional Common Shares of the Fund through the Plan at any time and will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying Prospectus.
(3)	See “Management of the Fund—The Adviser” in the accompanying Prospectus.
(4)	The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility as described in the accompanying Prospectus under “Other Investment Policies — Borrowings” and “Use of Leverage.”
(5)	“Other Expenses” includes the Fund’s payment of the reasonable offering expenses estimated at 0.07% on the Fund’s average net assets.

EXAMPLE

The following example illustrates the expenses that Common Shareholders would pay on a $1,000 investment in Common Shares, assuming (i) total annual expenses of 1.66% including estimated offering expenses of 0.07% of net assets attributable to Common Shares in years 1 through 10; (ii) a sales load of 1.00%; (iii) a 5% annual return; and (iv) all distributions are reinvested at NAV:

	1 Year	3 Year	5 Year	10 Year
Total Expenses	$27	$60	$95	$192

The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Common Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” in the accompanying Prospectus. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive Common Shares purchased or issued at a price or value different from NAV. See “Distribution Policy” and “Dividend Reinvestment Plan” in the accompanying Prospectus.

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

CAPITALIZATION

The Fund may offer and sell up to 500,000 Common Shares from time to time through the Dealer as sub-placement agent under this Prospectus Supplement and the accompanying Prospectus. There is no guaranty that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 500,000 Common Shares at a price of $24.26 per share (the last reported sale price per share of Common Shares on the NYSE on August 29, 2012). Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than $24.26 per share, depending on the market price of the Common Shares at the time of any such sale. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct the Dealer not to make any sales on such day.

The following table sets forth the Fund’s capitalization:

•	on a historical basis as of October 31, 2011 (audited) and April 30, 2012 (unaudited); and

•

on a pro forma as adjusted basis to reflect the assumed sale of 500,000 Common Shares at $24.26 per share (the last reported sale price for the Fund’s Common Shares on the NYSE on August 29, 2012), in an offering under this Prospectus Supplement and the accompanying Prospectus, after deducting the assumed commission of $121,300 (representing an estimated commission to the Distributor of 1% of the gross proceeds of the sale of Common Shares, of which a certain percentage will be paid to the Dealer in connection with sales of Common Shares effected in this offering).

	As of October 31, 2011 (audited)	As of April 30, 2012 (unaudited)	Pro Forma (unaudited)
	Actual	Actual	As Adjusted
Net assets	$164,209,914	$168,270,344	$180,279,044
Common Shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	8,557,999	8,587,158	9,087,158
Paid-in capital	$175,870,923	$176,496,914	$188,505,614
Undistributed net investment income	1,433,619	1,021,066	1,021,066
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(13,069,320)	(15,845,591)	(15,845,591)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	(25,308)	6,597,955	6,597,955

Net assets	$164,209,914	$168,270,344	$180,279,044
Net asset value per share	$19.19	$19.60	$19.84

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s currently outstanding Common Shares are listed on the NYSE under the symbol “JHI.” The Fund’s currently outstanding Common Shares commenced trading on the NYSE in 1971.

The Common Shares have traded both at a premium and a discount to net asset value or net asset value. The Fund cannot predict whether the Fund’s shares will trade in the future at a premium or discount to net asset value. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the net asset value per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value. See “Risks —Market Discount Risk” on page 32 of the accompanying Prospectus.

The following table sets forth for each of the periods indicated the high and low closing market prices for Common Shares on the NYSE, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s Common Shares were trading as of such date. NAV is determined once daily as of the close of regular trading of the NYSE (typically 4:00 P.M., Eastern Time). See “Determination of Net Asset Value” on page 43 of the accompanying Prospectus for information as to the determination of the Fund’s net asset value.

	Market Price		NAV per Share on Date of Market Price High and Low		Premium/(Discount) on Date of Market Price High and Low
Fiscal Quarter Ended	High	Low	High	Low	High	Low
January 31, 2010	$18.89	$17.22	$18.79	$18.13	0.53%	(5.02)%
April 30, 2010	$20.70	$18.20	$19.30	$18.39	7.25%	(1.03)%
July 31, 2010	$21.94	$19.35	$18.58	$18.72	18.08%	3.37%
October 31, 2010	$22.35	$20.35	$19.63	$19.95	13.86%	2.01%
January 31, 2011	$21.53	$18.75	$20.29	$19.45	6.11%	(3.60)%
April 30, 2011	$22.42	$20.55	$20.20	$20.40	10.99%	0.74%
July 31, 2011	$22.50	$20.65	$20.83	$20.45	8.02%	0.98%
October 31, 2011	$22.04	$19.12	$19.61	$19.87	12.39%	(3.77)%
January 31, 2012	$23.35	$20.80	$19.17	$18.64	21.80%	11.59%
April 30, 2012	$23.45	$22.37	$19.77	$19.60	18.61%	14.13%
July 31, 2012	$24.63	$22.75	$19.43	$18.91	26.76%	20.31%

The last reported sale price, NAV per share and percentage premium to NAV per share of the Common Shares as of August 29, 2012 were $24.26, $20.08 and 20.82%, respectively. As of August 29, 2012, the Fund had 8,599,803 Common Shares outstanding and net assets of the Fund were $172,666,896.22.

The following table provides information about the Fund’s outstanding securities as of August 29, 2012:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares, no par value	Unlimited	0	8,599,803

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on October 26, 1970 as a Delaware corporation and was reorganized on October 5, 1984 as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust, which was amended and restated on August 26, 2003, as amended (the “Declaration of Trust”). The Fund commenced operations following an initial public offering on January 29, 1971, pursuant to which the Fund issued an aggregate of 5,500,000 Common Shares of beneficial interest, $1.00 par value. The Fund’s principal office is located at 601 Congress Street, Boston, Massachusetts 02210 and its phone number is 800-225-6020.

USE OF PROCEEDS

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $24.26 per share for the Common Shares on the NYSE as of August 29, 2012 the Fund estimates that the net proceeds of this offering will be approximately $12,008,700 after deducting the estimated sales load.

Subject to the remainder of this section, the Fund currently intends to invest substantially all of the net proceeds of any sales of Common Shares pursuant to this Prospectus Supplement in accordance with its investment objectives and policies as described in the accompanying Prospectus under “Investment Objectives” and “Investment Strategies” within three months of receipt of such proceeds. Such investments may be delayed up to three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments. Pending such investment, the Fund anticipates that it will invest the proceeds in short-term money market instruments, securities with remaining maturities of less than one year, cash or cash equivalents. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distribution to Common Shareholders or result in a distribution consisting principally of a return of capital.

PLAN OF DISTRIBUTION

Under the Dealer Agreement between the Distributor and the Dealer, upon written instructions from the Distributor, the Dealer will use its reasonable best efforts, to sell, as sub-placement agent, the Common Shares under the terms and subject to the conditions set forth in the Dealer Agreement. The Dealer’s solicitation will continue until the Distributor instructs the Dealer to suspend the solicitations and offers. The Distributor will instruct the Dealer as to the amount of Common Shares to be sold by the Dealer. The Distributor may instruct the Dealer not to sell Common Shares if the sales cannot be effected at or above the price designated by the Distributor in any instruction. To the extent that the market price per share of the Fund’s Common Shares on any given day is less than the net asset value per share on such day, the Distributor will instruct the Dealer not to make any sales on such day. The Distributor or the Dealer may suspend the offering of Common Shares upon proper notice and subject to other conditions.

The Dealer will provide written confirmation to the Distributor following the close of trading on the day on which Common Shares are sold under the Dealer Agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Distributor to the Dealer in connection with the sales.

The Fund will compensate the Distributor with respect to sales of the Common Shares at a commission rate of 1% of the gross proceeds of the sale of Common Shares. The Distributor will compensate the Dealer for its services in acting as sub-placement agent in the sale of Common Shares out of this commission at a certain percentage rate of the gross proceeds of the sale of Common Shares sold under the Dealer Agreement, with the exact amount of such compensation to be mutually agreed upon by the Distributor and the Dealer from time to time. There is no guaranty that there will be any sales of the Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Common Shares under this Prospectus Supplement and the accompanying Prospectus may be greater or less than the price set forth in this paragraph, depending on the market price of Common Shares at the time of any such sale. Assuming 500,000 of the Common Shares offered hereby are sold at a market price of $24.26 per share (the last reported sale price for Common Shares on the NYSE on August 29, 2012), the Fund estimates that the total expenses for the offering, excluding compensation payable to the Distributor and the Dealer, would be approximately $110,040.

Settlement for sales of Common Shares will occur on the third trading day following the date on which such sales are made, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

The Distributor has agreed to provide indemnification and contribution to the Dealer against certain civil liabilities, including liabilities under the 1933 Act.

The Dealer Agreement will remain in full force and effect unless terminated by either party upon 30 days’ written notice to the other party.

The principal business address of the Dealer is 1285 Avenue of the Americas, New York, NY 10019.

ADDITIONAL INFORMATION

This Prospectus Supplement, the accompanying Prospectus, and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-181550). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of the accompanying Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.